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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 28, 1998

                                VEECO INSTRUMENTS INC.
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                (Exact name of registrant as specified in its charter)

Delaware                           0-16244                  11-2989601
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(State or other juris-        (Commission                   (IRS Employer
diction of incorporation)      File Number)                 Identification No.)

Terminal Drive, Plainview, New York                         11803
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (516)349-8300
                                                     ------------

                         Not Applicable
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     (Former name or former address, if changed since last report)

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Item 5.   Other Events.
          ----------------

     On February 28, 1998, Veeco Instruments Inc., a Delaware corporation (the "Registrant") signed a definitive merger agreement with Digital Instruments, Inc., of Santa Barbara, California ("Digital"), pursuant to which Digital agreed to merge with and into the Registrant. Under the merger agreement, each outstanding share of the capital stock of Digital (the "Digital Shares") will be converted into the right to receive that number of the Registrant's shares as determined by dividing 5,633,725 by the aggregate number of Digital Shares issued and outstanding immediately prior to the filing of an agreement of merger and certificate of merger with the Secretary of State of California and Delaware, respectively, upon surrender of the certificates to the Registrant representing such shares of Digital common stock. The merger is intended to be accounted for as a pooling of interests transaction. The consummation of the merger is subject to a number of conditions, including approval by the Registrant's shareholders, confirmation from the Registrant's independent accountants regarding its concurrence that the merger may be accounted for as a pooling of interests and receipt of any necessary governmental and third party consents.

     On March 2, 1998, the Registrant issued a press release announcing the execution of the merger agreement.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)       Exhibits.

99.1 Agreement and Plan of Merger Among Veeco Instruments Inc. and Digital Instruments, Inc. and its Security Holders dated February 28, 1998.

99.2      Press release dated March 2, 1998.

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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VEECO INSTRUMENTS INC.

Date:     March 6 , 1998                By:  /s/ Edward H. Braun
                                        -------------------------------
                                        Edward H. Braun
                                        Chairman, Chief Executive Officer
                                        and President







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                                    EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION

99.1 Agreement and Plan of Merger Among Veeco Instruments Inc. and Digital Instruments, Inc. and its Security Holders dated February 28, 1998.

99.2                     Press release dated March 2, 1998.

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